Media Contact:
Tim Hunt
Director, Public Affairs
Biogen, Inc.
Tel: (617) 914-6524

Investment Community Contact:
Elizabeth Woo
Senior Director, Investor Relations
Biogen, Inc.

Tel: (617) 679-2812


                   BIOGEN ANNOUNCES FIRST QUARTER 2003 RESULTS

                                      - - -
   REPORTED EARNINGS PER SHARE OF $0.42; OPERATING EARNINGS PER SHARE OF $0.50

                                      - - -
       RECORD QUARTER OF WORLDWIDE AVONEX(R) (INTERFERON BETA-1A) REVENUES

                                      - - -
                   AMEVIVE(R) (ALEFACEPT) LAUNCHED IN FEBRUARY

                                      - - -

For Immediate Release

Cambridge, MA (April 17, 2003) -- Biogen, Inc. (NASDAQ: BGEN) today announced financial results for the first quarter of 2003.

For the three months ended March 31, 2003, total revenues were $321 million, an increase of 11 percent over the first quarter of 2002.

- AVONEX worldwide sales were $274 million, an increase of three percent over first quarter 2002. U.S. sales were $189 million, and international sales were $85 million.

- AMEVIVE sales were $4 million for the period from the launch of AMEVIVE on February 1 through March 31.

- Royalties were $41 million, an increase of 85 percent over the first quarter 2002, primarily driven by resumption of royalties on U.S. sales of alpha interferon products by Schering-Plough.

Reported net income in the first quarter of 2003 was $64 million, or $0.42 per share. In the first quarter of 2002, reported net income was $72 million, or $0.47 per share.

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


Page 2                     Biogen Reports First Quarter 2003 Earnings

Operating results in the first quarter of 2003 exclude charges of $16 million to other income (expense) related to a legal settlement with Dr. Rentschler Biotechnologie GmbH related to an intellectual property dispute and a write-down of certain investments. On an after-tax basis, these charges were $12 million, or $0.08 per share. Operating earnings per share was $0.50 in the first quarter of 2003 versus $0.48 in the same period of 2002. See attached "Operating Condensed Consolidated Statements of Income" table for a reconciliation of reported results (GAAP) to operating results (Non-GAAP).

Jim Mullen, Biogen's Chairman and Chief Executive Officer, noted, "The strength of these results are driven by robust revenue performance of AVONEX worldwide and operational efficiencies across the company. In addition, the AMEVIVE launch has gone well and we expect AMEVIVE to become an important product. Later this summer, we, along with our partner, Elan, expect to announce Phase 3 results for ANTEGREN(R) (natalizumab) in Crohn's disease. These accomplishments put us on track to achieve our goals for this year."

NEUROLOGY FRANCHISE

In January, the U.S. Food and Drug Administration (FDA) approved the use of AVONEX to treat patients who have experienced their first Multiple Sclerosis
(MS) attack if brain scans show abnormalities characteristic of MS.

At the recent 55th annual meeting of the American Academy of Neurology, Dr. Richard Rudick of The Cleveland Clinic Foundation presented a poster on the study designs of two Phase 3 trials of ANTEGREN alone and in combination with AVONEX in patients with relapsing-remitting MS. These two Phase 3 trials became fully enrolled in the fourth quarter of 2002 and, combined, have enrolled more than 2,100 patients.

DERMATOLOGY FRANCHISE

The FDA approved AMEVIVE at the end of January for the treatment of adult patients with moderate-to-severe chronic plaque psoriasis who are candidates for systemic therapy or phototherapy. As of mid-April, almost 800 physicians are pursuing AMEVIVE therapy for more than 2,500 patients, most of whom are awaiting insurance verification. More than 90 percent of patients who have completed the insurance verification process have received coverage for AMEVIVE.

OTHER NOTABLE ACCOMPLISHMENTS

At the end of January, Biogen and IDEC Pharmaceuticals Corporation announced plans to collaborate on the development of three oncology therapeutics from Biogen's pipeline of early-stage development candidates. The collaboration leverages the companies' world-class capabilities in their respective areas of discovery research, development, and manufacturing. By working together, the companies expect these promising new therapeutics for patients with cancer to move forward more rapidly.



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


Page 3                     Biogen Reports First Quarter 2003 Earnings


2003 FINANCIAL GUIDANCE

For the second quarter of 2003, the Company expects diluted operating earnings per share to be in the range of $0.38 - $0.44.

The Company reiterated that it expects its full year 2003 operating earnings per share to be in the range of $1.72 - $1.85 announced on April 2, 2003. Specifics are provided in the attached table. Guidance for full year 2003 and second quarter reported earnings per share, which is the most comparable GAAP-based financial measure to operating earnings per share, is not currently accessible as the Company cannot predict with any certainty the nature or the amount of non-operating or unusual charges for subsequent quarters. The Company does, however, anticipate that it may have to take such charges in subsequent quarters and that such charges, if material, would cause reported earnings per share to differ from operating earnings per share.

CONFERENCE CALL AND WEBCAST

The Company's earnings conference call for the first quarter will be broadcast via the Internet at 8:30 a.m. ET on April 17, 2003, and will be accessible through the investor relations section of Biogen's homepage, http://www.biogen.com.

INVESTOR CALENDAR

Second quarter results              Thursday, July 24, 2003, 8:30 a.m. ET

ABOUT BIOGEN

Biogen is the world's oldest independent biotechnology company and a leader in biologics research, development and manufacturing. A pioneer in leading edge research in immunology, neurobiology and oncology, Biogen brings novel therapies to improve patients' lives around the world through its global marketing capabilities. For press releases and additional information about the company, please visit http://www.biogen.com.

ABOUT AVONEX

The most common side effects associated with AVONEX treatment are flu-like symptoms including myalgia, fever, fatigue, headache, chills, nausea, vomiting, pain and asthenia.

AVONEX should be used in caution with patients with depression or other mood disorders and in patients with seizure disorders. AVONEX should not be used by pregnant women. Patients with cardiac disease should be closely monitored. Patients should also be monitored for signs of hepatic injury. Routine periodic blood chemistry and hematology tests are recommended during treatment with AVONEX. Rare cases of anaphylaxis have been reported.

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


Page 4                     Biogen Reports First Quarter 2003 Earnings

FORWARD LOOKING STATEMENTS / SAFE HARBOR

This press release contains forward-looking statements regarding expected future financial results and expectations related to the development of the Company's pipeline products.

These statements are based on the Company's current beliefs and expectations. A number of risks and uncertainties could cause actual results to differ materially. For example, financial results, including future revenues, revenue growth, earnings per share, expenses, income tax rate and capital expenditures, may be affected by any slowing of growth of the multiple sclerosis market, any change in market acceptance of AVONEX in key markets worldwide, the Company's ability to achieve market acceptance of AMEVIVE and to successfully launch AMEVIVE in the U.S., the impact of reimbursement and pricing decisions related to the Company's products, the impact of competitive products on AVONEX and AMEVIVE sales, the impact of litigation, any unanticipated increase in expenses including in the areas of research and development and sales and marketing, and in-licensing and product opportunities. The Company's expectations regarding the development of its pipeline products, including the timing of anticipated results from our clinical trials of ANTEGREN in Crohn's disease and expectations regarding the collaboration with IDEC Pharmaceuticals, are subject to the risks inherent in drug development, including the risk of unexpected new data or information, unexpected technical or manufacturing issues and intellectual property disputes. Drug development involves a high degree of risk. Only a small number of research and development programs result in the commercialization of a product. Success in early stage clinical trials does not ensure that later stage or larger scale clinical trials will be successful.

For more detailed information on the risks and uncertainties associated with these forward looking statements and the Company's other activities see the Outlook section in MD&A of the Company's Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly update any forward-looking statements.

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


Page 5   Biogen Reports First Quarter 2003 Earnings

                 FINANCIAL RESULTS FOR THE FIRST QUARTER OF 2003
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                            THREE MONTHS ENDED
                                                 MARCH 31,
                                            2003           2002
                                         ---------      ---------
REVENUES

Product                                  $ 278,177      $ 265,985

Royalties                                   41,373         22,358

Contract                                     1,149           --
                                         ---------      ---------
Total Revenues                             320,699        288,343
                                         ---------      ---------
COST AND EXPENSES

Cost of product and royalty revenues        46,266         39,318

Research and development                    85,106         82,467

Selling, general and administrative         95,423         73,390
                                         ---------      ---------
Total Cost and Expenses                    226,795        195,175
                                         ---------      ---------
Income from Operations                      93,904         93,168

Other income (expense), net                 (5,664)         7,028
                                         ---------      ---------
INCOME BEFORE INCOME TAXES                  88,240        100,196

Income Taxes                                24,707         28,055
                                         ---------      ---------
NET INCOME                               $  63,533      $  72,141
                                         =========      =========
BASIC EARNINGS PER SHARE                 $    0.42      $    0.49
                                         =========      =========
DILUTED EARNINGS PER SHARE               $    0.42      $    0.47
                                         =========      =========
SHARES USED IN CALCULATING:

  BASIC EARNINGS PER SHARE                 149,611        148,660
                                         =========      =========
  DILUTED EARNINGS PER SHARE               151,494        152,202
                                         =========      =========


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

Page 6   Biogen Reports First Quarter 2003 Earnings


                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                       MAR. 31, 2003   DEC. 31, 2002
                                         ----------     ----------
ASSETS
CURRENT ASSETS

Cash and marketable securities           $  812,381     $  867,109

Accounts receivable, net                    177,966        171,067

Other current assets                        190,129        177,848
                                         ----------     ----------
Total current assets                      1,180,476      1,216,024
                                         ----------     ----------
Property and equipment, net                 749,183        738,059

Other assets                                 46,230         52,905
                                         ----------     ----------
                                         $1,975,889     $2,006,988
                                         ==========     ==========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                      $  271,010     $  326,333

Long term debt & liabilities                 86,200         85,234

Shareholders' equity                      1,618,679      1,595,421
                                         ----------     ----------
                                         $1,975,889     $2,006,988
                                         ==========     ==========

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


Page 7   Biogen Reports First Quarter 2003 Earnings


                 FINANCIAL RESULTS FOR THE FIRST QUARTER OF 2003
              OPERATING CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

The non-GAAP financial measure presented below is utilized by Biogen management to gain an understanding of the comparative operating performance of the Company. This non-GAAP financial measure may be useful in excluding those non-operational or unusual activities or transactions that are not necessarily relevant to obtaining an understanding of the trends of the Company or the prospects of future performance.

                                                                        THREE MONTHS ENDED
                                                                             MARCH 31,

                                                        2003 (a)                                 2002 (b)
                                         --------------------------------------     -------------------------------------
                                                                      Operating                                 Operating
                                         Reported      Adjustments     Results      Reported     Adjustments     Results
                                         ---------      ---------     ---------     ---------     ---------     ---------
REVENUES

Product                                  $ 278,177                    $ 278,177     $ 265,985                   $ 265,985

Royalties                                   41,373                       41,373        22,358                      22,358

Contract                                     1,149                        1,149          --                          --
                                         ---------      ---------     ---------     ---------     ---------     ---------
Total Revenues                             320,699           --         320,699       288,343          --         288,343
                                         ---------      ---------     ---------     ---------     ---------     ---------
COST AND EXPENSES

Cost of product and royalty revenues        46,266                       46,266        39,318                      39,318

Research and development                    85,106                       85,106        82,467                      82,467

Selling, general and administrative         95,423                       95,423        73,390                      73,390
                                         ---------      ---------     ---------     ---------     ---------     ---------
Total Cost and Expenses                    226,795           --         226,795       195,175          --         195,175
                                         ---------      ---------     ---------     ---------     ---------     ---------
Income from Operations                      93,904           --          93,904        93,168          --          93,168

Other income (expense), net                 (5,664)        15,989        10,325         7,028         2,182         9,210
                                         ---------      ---------     ---------     ---------     ---------     ---------
INCOME BEFORE INCOME TAXES                  88,240         15,989       104,229       100,196         2,182       102,378

Income Taxes                                24,707          4,477        29,184        28,055           611        28,666
                                         ---------      ---------     ---------     ---------     ---------     ---------
NET INCOME                               $  63,533      $  11,512     $  75,045     $  72,141     $   1,571     $  73,712
                                         =========      =========     =========     =========     =========     =========
BASIC EARNINGS PER SHARE                 $    0.42      $    0.08     $    0.50     $    0.49     $    0.01     $    0.50
                                         =========      =========     =========     =========     =========     =========
DILUTED EARNINGS PER SHARE               $    0.42      $    0.08     $    0.50     $    0.47     $    0.01     $    0.48
                                         =========      =========     =========     =========     =========     =========
SHARES USED IN CALCULATING:

 BASIC EARNINGS PER SHARE                  149,611        149,611       149,611       148,660       148,660       148,660
                                         =========      =========     =========     =========     =========     =========
 DILUTED EARNINGS PER SHARE                151,494        151,494       151,494       152,202       152,202       152,202
                                         =========      =========     =========     =========     =========     =========


(a) Non-operational adjustments for the first quarter of 2003 include charges of $12.9 million related to the settlement of litigation and $3.1 million for the write-down of certain investments.

(b) Non-operational adjustments for the first quarter of 2002 includes a $2.2 million charge related to the write-down of certain non-current marketable securities.



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


Page 8   Biogen Reports First Quarter 2003 Earnings

                         2003 GUIDANCE FOR BIOGEN, INC.

                                 APRIL 17, 2003

                                                                                  2003 GUIDANCE
                                                                                  -------------

REVENUES

Product

       AVONEX                                                                     3 - 6% growth
          US                                                                      0 - 2% growth
          Rest of World                                                          12 - 16% growth

       AMEVIVE                                                                     Over $85 MM


Royalties                                                                        $ 145 - 160 MM

Total Revenues                                                                   Mid-teen growth

COSTS, EXPENSES, & TAX RATE                                                  as % OF TOTAL REVENUES
Cost of Sales                                                                       14 - 15 %

Research and development                                                            30 - 32 %

Selling, general and administrative                                                 28 - 30 %

Other income and expense                                                          $ 35 - 45 MM

Tax rate                                                                       Approximately 28 %


DILUTED OPERATING EARNINGS PER SHARE                                              $ 1.72 - 1.85
                                                                                  =============

DILUTED SHARES OUTSTANDING                                                        151 - 153 MM

CAPITAL EXPENDITURES                                                             $ 150 - 175 MM

This financial guidance, which is provided as part of a press release dated April 17, 2003, is based on the Company's expectations and is subject to all of the qualifications and limitations described in the press release. Actual results may differ from these forward-looking statements. See the safe harbor statement for more information.

                                    ## ## ##